Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Fourth Amendment Agreement

This fourth amendment agreement (“Agreement”) is dated the date of the last signature below

PARTIES

(1)
OXFORD BIOMEDICA (UK) LIMITED, a company incorporated in England and Wales with company registration number 03028927, whose registered office is at Windrush Court, Transport Way, Oxford, 0X4 6LT, UK (“OXB”); and
(2)
CABALETTA BIO, INC., a company incorporated in Delaware whose principal place of business is at 2929 Arch Street, Suite 600, Philadelphia, PA 19104, USA (“Cabaletta”).

BACKGROUND

(A)
OXB and Cabaletta are party to a Licence and Supply Agreement effective 30 December 2021, as amended by an amendment letter dated 27 March 2023, an amendment letter dated 16 August 2023 and an amendment agreement dated 21st February 2024 (the “LSA”).
(B)
In accordance with clause 18.5 of the LSA and in consideration of the mutual promises set out in this Agreement, the parties agree to amend the LSA as set out in this Agreement with effect from the date of this Agreement (“Variation Date”).

AGREED TERMS

1.
Terms defined in the LSA

In this Agreement, expressions defined in the LSA and used in this Agreement have the meaning set out in the LSA unless otherwise defined. The rules of interpretation set out in the LSA apply to this Agreement.

2.
Consideration

In consideration of the mutual promises set out in this Agreement, the Parties agree to amend the LSA as set out below.

3.
Variation
3.1
With effect from the Variation Date, the Parties agree to the following amendments:

a)
Clause 1.1 (d) shall be deleted and replaced in its entirety with new clause 1.1 (d) shall as follows:

“Affiliate” means any person, firm, trust partnership, corporation, company or other entity or combination thereof which directly or indirectly (i) controls a Party, (ii) is controlled by a Party, or (iii) is under common control with a Party. As used in this definition, the terms “control” and “controlled” will mean ownership of 50% or more the voting rights of such entity or the power to direct the management of such entity through contract or otherwise. [***]

i)
[***]
ii)
[***]
iii)
[***]
iv)
[***]

notwithstanding any change to any name and/or registered office with respect to any of the above, following execution of this Agreement, but at all times subject to the aforementioned criteria in this clause 1.1(d).”

b)
Clause 3.6 shall be deleted and replaced in its entirety with new clause 3.6 as follows:

“Subcontracting”. OXB shall be entitled to subcontract its obligations under this Agreement, in whole or in part, to the subcontractors approved by Client in advance as specified in the Quality Agreement (or, with respect to non-cGMP Services, to the approved subcontractors as set out in the applicable Scope of Work) (such subcontractors collectively, the “Approved Subcontractors”). OXB shall ensure that all Approved Subcontractors are bound by obligations to perform which are consistent with the terms of this Agreement, including, as applicable, confidentiality, quality assurance and regulatory obligations. OXB shall remain responsible for the performance of any subcontracted responsibilities and shall be liable for the acts and omissions of all of its subcontractor(s) in connection with performance under this Agreement as if such acts or omissions were performed by OXB; provided always that, for the avoidance of doubt, OXB shall not have any greater liability to Client than it would have under this Agreement than if OXB had carried out such work and/or committed such breach causing the liability itself. For clarity, the provisions herein with respect to subcontractors shall not apply to individuals engaged by OXB or its Affiliates as personnel enhancement contractors in the ordinary course of business to perform functions on behalf of OXB or its Affiliates that are generally performed by the employees of OXB or its Affiliates within the Facility.

c)
Clause 7.2 shall be deleted and replaced in its entirety with new clause 7.2 as follows:

“Additional Target Fee”. In partial consideration for the rights and licences granted to Client under this Agreement in relation to any Additional Target included as a Target pursuant to clause 2.4, Client shall pay to OXB a, non-refundable, non- creditable payment identified in Schedule 2 (each an “Additional Target Fee”) in respect of each such Additional Target within [***].

d)
The following paragraph is added as clause 14.9 of the LSA:

“Aggregated Data”. The Parties agree that OXB’s use of Manufacturing data resulting from OXB’s performance under the Agreement may be collected, aggregated, stored, hosted, mined or otherwise utilized by OXB and its Affiliates and contractors, provided that any such Manufacturing data that relates to Client’s product(s), Client’s Confidential Information, or Client Materials (a) is anonymised and does not identify any individual or the Client or Client’s product(s), and (b) does not disclose any Client Confidential Information or Client Materials. Subject to the foregoing, OXB and its Affiliates hereby will and do have all right, title, and interest required to use said Manufacturing data for further research, development, and commercialization of OXB’s manufacturing systems, platforms, and services including externally for commercialization activities such as Intellectual Property Rights filings, marketing, and promotional activities related to manufacturing systems, platforms, and services provided said data is anonymized when used externally”

e)
The Batch Fee set out in Schedule 1 (Batch Fee and Cancellation Fees) shall be amended to [***] for a [***].
f)
The Royalties table in Schedule 2 shall be deleted and replaced in its entirety with new Royalties table as follows:

Royalties

Royalty rate if Vectors manufactured by OXB	Royalty rate if Vectors manufactured by Client following Technology Transfer	Royalty rate if Vectors manufactured by a Third-Party manufacturer following Technology Transfer
[***]	[***]	[***]

3.2
Except as set out in clause 3.1, the LSA will continue in full force and effect.
3.3
To the extent of any conflict between the terms of the LSA and this Agreement, the terms of this Agreement will prevail.
4.
Governing law and jurisdiction
4.1
This Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation is governed by and will be interpreted in accordance with the law of England and Wales, in alignment with the LSA.

4.2
The Parties irrevocably agree that in alignment with the LSA, the courts of England and Wales have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) that arises out of, or in connection with, this Agreement or its subject matter or formation.

This Agreement has been entered into on the date stated at the beginning of it.

Signed for and on behalf of

OXFORD BIOMEDICA (UK) LIMITED

Signature: [***]

Name: [***]

Title: [***]

Date: 05-Jun-2024 | 16:11 BST

Signed for and on behalf of

CABALETTA BIO, INC

Signature: [***]

Name: [***]

Title: [***]

Date: 24 June 2024 | 7:03:54 AM PDT